SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 2002


                              COINMACH CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                         0-7694                          53-0188589
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification No.)
        incorporation)



           303 SUNNYSIDE BLVD.
                SUITE 70
           PLAINVIEW, NEW YORK                                      11803
(Address of principal executive offices)                          (Zip Code)
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Registrant's telephone number, including area code:  (516) 349-8555


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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                      INFORMATION TO BE INCLUDED IN REPORT



ITEM 9.    REGULATION FD DISCLOSURE.

           On August 8, 2002, Coinmach Corporation filed its Quarterly Report on
Form 10-Q for the quarter ended June 30, 2002 with the  Securities  and Exchange
Commission.   Accompanying   such  report  was  a   certification   of  Coinmach
Corporation's  Chief Executive Officer and Chief Financial Officer,  pursuant to
18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and attached hereto as Exhibit 99.1.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COINMACH CORPORATION



Date: August 8, 2002                      By:  /s/ Robert M. Doyle
                                               -------------------------------
                                               Name:  Robert M. Doyle
                                               Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number             Description
-------            -----------

99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002







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